Filed pursuant to Rule 497(e).
File Nos. 33-82133 and 811-9419.

PAX WORLD HIGH YIELD FUND

Supplement Dated December 15, 2005
to the
Prospectus for Institutional Class Shares
Dated April 29, 2005

Effective January 1, 2006, the subsection of the Prospectus titled "Portfolio Managers" in the section captioned "Management, Organization and Capital Structure of the Funds" is revised to indicate that the Pax World High Yield Fund is managed by Diane M. Keefe and Mary V. Austin. Additional information about Ms. Keefe may be found in the Prospectus under the subsection titled "Portfolio Managers" in the section captioned "Management, Organization and Capital Structure of the Funds." Additional information about Ms. Austin is provided below.

Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University and joined Pax World Management Corp. in 1999. She is a chartered financial analyst and a member of the New York Society of Securities Analysts.

Filed pursuant to Rule 497(e).
File Nos. 33-82133 and 811-9419.

PAX WORLD BALANCED FUND
PAX WORLD GROWTH FUND
PAX WORLD HIGH YIELD FUND

Supplement Dated December 15, 2005
to the
Prospectus Dated April 29, 2005

Disclosure relating to the Pax World Balanced Fund

Restrictions on New Purchases for Shares of the Fund

Due to significant cash inflows over the past year, the Pax World Balanced Fund (the "Fund") will be required to increase its number of authorized shares before it will be able to fully accommodate additional investments. As a result, the following temporary restrictions have been imposed on new purchases of shares of the Fund.

Effective as of the close of business on December 8, 2005, shares of the Fund generally will not be available for purchase. Individual shareholders who owned shares of the Fund as of the close of business on December 8, 2005 will still be permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund to the extent such purchase is the result of: (i) reinvestment of dividends or distributions or (ii) the Fund's Automatic Investment Plan. Participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, including SEP, SAR/SEP or SIMPLE IRAs, but not Traditional or Roth IRAs) that owned shares of the Fund as of the close of business on December 8, 2005 for any single plan participant will be eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. Similarly, financial intermediaries holding omnibus accounts with the Fund pursuant to signed agreements will be permitted to purchase additional shares of the Fund to the extent such shares are held in the name of such intermediary. In the event a shareholder no longer owns any shares of the Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, will no longer be eligible to purchase shares of the Fund during the period in which the Fund remains closed to new shareholders.

The Fund or its distributor reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

The Board of Directors of the Fund is planning to recommend action for shareholder approval in the near future to address this issue.

Please call the Fund at 1-800-767-1729, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Disclosure relating to the Pax World High Yield Fund

Effective January 1, 2006, the subsection of the Prospectus titled "Portfolio Managers" in the section captioned "Management, Organization and Capital Structure of the Funds" is revised to indicate that the Pax World High Yield Fund is managed by Diane M. Keefe and Mary V. Austin. Additional information about Ms. Keefe may be found in the Prospectus under the subsection titled "Portfolio Managers" in the section captioned "Management, Organization and Capital Structure of the Funds." Additional information about Ms. Austin is provided below.

Ms. Austin received her Bachelor of Business Administration in Public Accounting from Pace University and joined Pax World Management Corp. in 1999. She is a chartered financial analyst and a member of the New York Society of Securities Analysts.